SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):             July 25, 1997
                                             -----------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri       63005
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(Address of principal executive offices)*              (Zip Code)


Registrant's telephone number,
including area code                               (314) 530-8000
                                                  --------------






* The address listed above is a new address for registrant's principal executive offices.
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Item 5.   Other Events.
          -------------

          On July 25, 1997, the Registrant entered into a settlement agreement dated such date (the "Settlement Agreement") with Jerome Kalishman, Nancy F. Kalishman, The Jerome and Nancy Kalishman Family Fund, Xanadu Investments L.P. and Robert W. Affholder (collectively, the "Dissident Group"), and Paul A. Biddelman, Stephen P. Cortinovis, Anthony W. Hooper, Silas Spengler, Sheldon Weinig and Russell B. Wight, Jr., under which the Dissident Group agreed to end the pending proxy contest with respect to the election of directors at the Registrant's 1997 annual meeting of stockholders (the "1997 Annual Meeting"). The following is a summary of the basic terms of the Settlement Agreement. This summary is qualified in its entirety by reference to the Settlement Agreement attached as Exhibit 99.1 to this current report.

     Amendments to the Registrant's Certificate of Incorporation and By-Laws. Pursuant to the Settlement Agreement, the Registrant agreed, subject to the requisite approval of the holders (the "Stockholders") of the class A common stock, $.01 par value ("Common Stock"), of the Registrant at the 1997 Annual Meeting, to amend Article SIXTH of its Certificate of Incorporation to eliminate classification of the Board of Directors and to provide that, subsequent to the succession to office following the 1997 Annual Meeting of Messrs. Affholder, Biddelman, Cortinovis, Hooper, Kalishman, Spengler, Weinig and Wight (the "New Nominees"), vacancies in the Board of Directors will no longer be filled as set forth in Section 7.3 of the agreement and plan of merger dated October 25, 1995 (the "Merger Agreement") relating to the Registrant's acquisition of Insituform Mid-America, Inc. (the "IMA Merger"), but will be filled as set forth in the Settlement Agreement (the "Charter Amendment").

     Pursuant to the Settlement Agreement, the Registrant also agreed: (i) subject to the requisite approval of the Stockholders at the 1997 Annual Meeting to amend Article III, Section 2 of its By-Laws to reduce the size of the Board of Directors from thirteen directors to eight directors, provided that the size of the Board of Directors shall increase automatically to nine directors upon the election or appointment, in accordance with the terms of the Settlement Agreement, of an additional nominee to the Board of Directors (the "By-Law Amendment"), (ii) to amend Article III of the Registrant's By-Laws to add a new Section 14 to be entitled "notice and approval of certain actions," which would provide that, notwithstanding any other provision of the Registrant's By-Laws (and except for the implementation of the other amendments to the Registrant's Certificate of Incorporation and By-Laws contemplated by the Settlement Agreement): (x) in the event that any director proposes to bring before any regular or special meeting of the Registrant's Board of Directors any proposal relating to any amendment of the Registrant's Certificate of Incorporation or

By-Laws or the Settlement Agreement, or any change in the structure, composition (other than such director's resignation) or governance of the Board of Directors (a "Special Action"), such director must provide written notice thereof (including a reasonably detailed description of such proposal) to each member of the Board of Directors at least seven days prior to the date of the directors' meeting at which the Special Action is to be proposed; and (y) the taking of any Special Action by the Board of Directors must be approved by a majority of all directors then serving; provided, however, that no Special Action which would have any effect prior to the Registrant's 1999 annual meeting of stockholders (the "1999 Annual Meeting") may be taken if such Special Action would conflict with, have the effect of modifying or otherwise frustrating any provision of the Settlement Agreement, including, without limitation, any amendment to Article SIXTH of the Registrant's Certificate of Incorporation or Article III,
Section 2 of the Registrant's By-Laws, as such provisions will be in effect following the 1997 Annual Meeting; and (iii) to amend
Article IV, Section 4B of the Registrant's By-Laws to provide that, notwithstanding any other provision of the Registrant's By-Laws, the Vice Chairman of the Board, acting in any capacity, shall not have the power to call any special meeting of Stockholders.

     Under the Settlement Agreement, the Charter Amendment and the By-Law Amendment will be submitted for approval by the Registrant's Board of Directors, and recommendation for approval by the Stockholders. Effectiveness of each of the Charter Amendment, the By-Law Amendment and the election of the New Nominees is conditioned on the approval of all such proposals, and the filing with the Delaware Secretary of State of a Certificate of Amendment of the Registrant's Certificate of Incorporation setting forth the Charter Amendment (the "Delaware Filing"). The Settlement Agreement also contemplates approval by the Board of Directors of the other amendments to the By-Laws provided thereunder and authorization of the cancellation of Section 7.3 of the Merger Agreement, which contains certain provisions that govern the structure and composition of the Board of Directors, such cancellation subject to and effective upon approval of the proposals to be submitted at the 1997 Annual Meeting and the Delaware Filing.

     Provisions Regarding the Election of Directors at the 1997 Annual Meeting. Pursuant to the Settlement Agreement, the Registrant obtained the resignations of Brian Chandler, William Gorham, James D. Krugman, Steven Roth and Alvin J. Siteman from the Board of Directors, to be effective upon the succession to office of the New Nominees or at such earlier time as they, respectively, may subsequently communicate to the Registrant. The Registrant also agreed to the appointment to the Board of an additional nominee who
(i) has no material, financial or close personal or familial relationship with any other director or affiliate of a director and
(ii) who is qualified to serve as a director.

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
     The Settlement Agreement provides that the proposed additional nominee shall be selected by Mr. Wight on or prior to September 25, 1997, subject to the approval of Mr. Kalishman, which will not be unreasonably withheld. In the event that Mr. Kalishman withholds approval of a proposed additional nominee on grounds specified in
(ii) of the preceding paragraph, the matter shall be referred to Directorship, 8 Sound Shore Drive, Greenwich, Connecticut 06830 ("Directorship"), who shall act as an arbitrator to determine whether such approval was properly withheld by Mr. Kalishman. In each event of Mr. Kalishman's withholding approval of any proposed additional nominee pursuant to the Settlement Agreement, Mr. Wight shall have an additional two months to select another proposed additional nominee. In the event that Mr. Wight fails to designate a proposed additional nominee within the required period, the additional nominee shall be selected by a nominating committee of the Board (the "Nominating Committee") consisting of Mr. Wight (or in the event of his death, incompetence, or resignation from the Board, Mr. Weinig) and Mr. Kalishman (or in the event of his death, incompetence, or resignation from the Board, Mr. Affholder), from a list of three candidates provided by Directorship, each of whom
(x) shall have appropriate qualifications to serve on the Registrant's Board of Directors and (y) shall not have a material financial or a close personal or familial relationship with any other director or affiliate of a director. In the event that both members of the Nominating Committee are unable to select a nominee from the list provided by Directorship within ten business days after receipt of such list, each member of the Nominating Committee shall eliminate one candidate from the list and the remaining candidate shall become the additional nominee. The additional nominee shall be required execute a counterpart of the Settlement Agreement.

     Vice Chairmanship Agreement. The Settlement Agreement provides that the arrangements under which Mr. Kalishman became Vice Chairman of the Board in October 1995 in connection with the IMA Merger will be extended for one year, during which salary will not be payable but benefits and office arrangements will continue.

     Voting Agreement With Respect to the 1997 Annual Meeting. Pursuant to the Settlement Agreement, each party thereto (other than the Registrant) agreed to cause all shares of Common Stock beneficially owned by such party to be voted at the 1997 Annual Meeting in favor of (i) the Charter Amendment, (ii) the By-Law Amendment and (iii) the election of the New Nominees to the Board of Directors. Furthermore, each party to the Settlement Agreement (other than the Registrant) agreed that it would not bring any business before the 1997 Annual Meeting except as expressly contemplated by the Settlement Agreement.

     Termination of the Proxy Contest. Pursuant to the Settlement Agreement, the Dissident Group agreed (i) to immediately terminate all activities with respect to its solicitation of proxies in connection with the 1997 Annual Meeting, (ii) to not directly or indirectly solicit any proxies or participate in any solicitation of any proxy with respect to matters to be presented at the 1997 Annual Meeting or become a participant in any election contest relating to the Annual Meeting, (iii) to promptly remove Mr.
Affholder from the "group" referred to in the amendment to Schedule 13D dated as of June 11, 1997 filed by members (the "Dissident 13D Group") of the Dissident Group (the Dissident 13D Group without Mr. Affholder referred to as the "Kalishman Group"), (iv) to promptly file an amendment to such Schedule 13D and to any and all other statements filed by any member of the Dissident 13D Group pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") to reflect the termination of the proxy contest and the other provisions of the Settlement Agreement and (v) to not take any other actions inconsistent with the matters contemplated by the Settlement Agreement. The Registrant agreed to bear the reasonable out-of-pocket costs and expenses not to exceed $150,000 of the Dissident Group incurred in connection with their activities prior to the date of the Settlement Agreement with respect to their solicitation of proxies in connection with the 1997 Annual Meeting.

     Election of Directors After the Annual Meeting. Pursuant to the Settlement Agreement, the Registrant agreed that it shall nominate and recommend for re-election to the Board of Directors at the 1998 annual meeting of stockholders (the "1998 Annual Meeting") and at the 1999 Annual Meeting the then incumbent members of the Board (the "Company Nominees") .

     Filling of Vacancies on the Board. Pursuant to the Settlement Agreement, the Registrant agreed that if, during the period commencing with the succession to office of the New Nominees following the 1997 Annual Meeting and ending immediately prior to the 1999 Annual Meeting, any director then in office resigns or is unable to serve for any reason, such vacancy shall be filled only with a designee chosen by both members of the Nominating Committee, subject to the confirmation of the Board of Directors that such person possesses no characteristics that would disqualify him under applicable law from serving as a director, and thereafter the Registrant shall nominate and recommend such designee for election to the Board of Directors; provided, however, that in the event that Mr. Wight and Mr. Kalishman (or their respective successors, if applicable) are unable to agree upon a designee to fill a vacancy on the Board of Directors within 30 days after such vacancy has been created, the matter shall be referred to Directorship, who shall be instructed to provide the Nominating Committee with a list of three candidates (i) who have appropriate qualifications to serve on the Registrant's Board of Directors and (ii) who have no material financial, close personal or familial relationship with any director or affiliate of a director. In the event that both members of the Nominating Committee are unable to select a designee from the list provided by Directorship within five business days after receipt of such list, the members of the Nominating Committee shall each eliminate one candidate from the list and the remaining candidate shall then become the designee.

     Voting and Standstill Agreements. Pursuant to the Settlement Agreement, each party thereto (other than the Registrant) agreed that, during the period commencing on the date of the Settlement Agreement and ending immediately prior to the 1999 Annual Meeting, such party (a) shall cause all shares of capital stock of the Registrant which have the right to vote generally in the election of directors, including, without limitation, shares of Common Stock (collectively, "Voting Stock"), that are beneficially owned by such party: (i) to be present, in person or by proxy, at all meetings of Stockholders so that all such shares may be counted for the purpose of determining if a quorum is present at such meetings, (ii) to be voted in favor of all of the matters proposed by the Registrant at the 1997 Annual Meeting and in favor of the election of the Company Nominees to the Board of Directors at the 1998 Annual Meeting, and
(iii) to be voted in favor of persons nominated and recommended by the Registrant in any other election of directors; (b) shall not directly or indirectly (except through the Registrant pursuant to due authorization) solicit any proxies or consents with respect to Voting Stock or in any way participate in any solicitation of any proxy with respect to shares of Voting Stock or become a participant in any election contest with respect to the Registrant or request or induce or attempt to induce any other person to take any such actions or attempt to advise, counsel or otherwise influence in any way any person with respect to the voting of Voting Stock; provided however that such constraint shall not apply to actions taken in advance of the 1999 Annual Meeting with respect to actions to be taken at the 1999 Annual Meeting, including, without limitation, the election of directors; (c) shall not (i) form, join or otherwise participate in any "group" (within the meaning of Section 13(d) (3) of the Exchange Act or Rule 13d-5 thereunder) with respect to any Voting Stock (a "13D Group"), (ii) otherwise act in concert with any other person for the purpose of holding or voting Voting Stock, or (iii) file any amendment to any
Schedule 13D that relates to a plan or proposal to seek to influence control of the Registrant or that contains any statement that is in any way inconsistent with the provisions of the Settlement Agreement; provided that such constraint shall not apply to any arrangements that are reflected in the Registrant's Proxy Statement dated June 6, 1997 (the "Original Proxy Statement") without reference to any supplement or amendment thereto, or to any 13D Group formed for the purposes of conducting a solicitation or otherwise taking action with respect to actions to be taken at the 1999 Annual Meeting, including, without limitation, the election of directors, and clause (i) (with respect to participation) and clause (ii) of such constraint shall not apply to the Kalishman Group; (d) shall not deposit any Voting Stock in a voting trust or subject any Voting Stock to any arrangement or agreement with respect to the voting of such Voting Stock or other agreement having similar effect, except that such constraint shall not apply to any arrangements that are reflected in the Original Proxy Statement; (e) except as expressly contemplated by the Settlement Agreement, shall not make any proposal or bring any business before any meeting of Stockholders and, other than actions proposed or taken at any meeting of the Board of Directors, shall not take or seek to take any action in the name or on behalf of the Registrant except pursuant to the performance of any responsibilities attendant to any office in the Registrant held by such party or pursuant to a resolution adopted by the Board of Directors; (f) shall not call, request the call, or seek to call, any special meeting of Stockholders; and (g) shall not enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing matters. Nothing in the Settlement Agreement shall, however, prevent any party to the Settlement Agreement from taking any of the actions referred to in clauses (b), (c), (d) and (insofar as it relates to clauses (b), (c) and (d)), clause (g) above, to the extent (but solely to the extent) that such actions are taken in response to any proposal relating to matters other than (w) the election of directors, (x) the election, approval or ratification of accountants, (y) a proposal made by a Stockholder or (z) a proposal relating to certain employee compensation plans, that is set forth in any preliminary or definitive proxy statement filed by the Registrant with the Securities and Exchange Commission. Pursuant to the Settlement Agreement, the parties also agreed that, in the event that any directors other than the Company Nominees are elected at the 1998 Annual Meeting as the result, directly or indirectly, of a breach of the Settlement Agreement or any failure to vote in favor of matters specified in the Settlement Agreement, by any party or parties hereto, the voting and standstill obligations of such breaching or non-voting party or parties, and its affiliates as described above shall not terminate at the time specified above but shall terminate on December 31, 1999.

     Amendment of the Settlement Agreement. The Settlement
Agreement may be amended or modified only by the written agreement of each party thereto.

     Termination of the Settlement Agreement. The Settlement Agreement shall automatically terminate in the event that the Stockholders fail to approve either the Charter Amendment or the By-Law Amendment, or the Board of Directors fails to approve such matters or the other matters submitted to it under the Settlement Agreement. In the event that the Settlement Agreement is terminated, all obligations of the parties thereto shall terminate and the 1997 Annual Meeting shall be adjourned or postponed and reconvened on or rescheduled to October 21, 1997; provided that if such Stockholder non-approval is the result directly or indirectly of a breach of the Settlement Agreement or any failure to vote in favor of such matters by any party or parties to the Settlement Agreement, the obligations of such breaching or non-voting party or parties and its affiliates under the Settlement Agreement shall not terminate until December 31, 1999 and the 1997 Annual Meeting shall be adjourned and reconvened on such date as shall be determined by the Board of Directors.

     Mutual Releases. Pursuant to the Settlement Agreement, Mr. Kalishman and Mr. Affholder on the one hand, and the Registrant, on the other hand, agreed to release one another from any and all liabilities, claims and obligations of any kind arising directly or indirectly from their respective activities prior to the date of the Settlement Agreement in connection with the pending proxy contest between the Registrant and the Dissident Group, the preparation for the 1997 Annual Meeting and the solicitation of proxies for the 1997 Annual Meeting.

     For additional information with respect to the Settlement
Agreement, reference is made to the text of the Registrant's press release dated July 25, 1997 attached hereto as Exhibit 99.2, which is hereby incorporated into this item.

Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Robert L. Kelley
                              ------------------------------
                              Robert L. Kelley
                              Vice President-General Counsel


Dated: August 7, 1997

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99.1      -    Settlement Agreement dated July 25, 1997 among
               Jerome Kalishman, Nancy F. Kalishman, Robert W.
               Affholder, Xanadu Investments L.P., The Jerome and
               Nancy Kalishman Family Fund, Paul A. Biddelman,
               Stephen P. Cortinovis, Anthony W. Hooper, Silas
               Spengler, Sheldon Weinig and Russell B. Wight, Jr.


99.2      -    Press Release of the Registrant issued July 25,
               1997